EXHIBIT 99.1

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$3,491	$3,535	$3,361	$3,345	$3,137	$3,215	$3,146	$3,373	$3,259
Interest income	1,949	1,848	1,781	1,616	1,544	1,466	1,409	1,511	1,619
Interest expense	327	306	281	247	213	201	203	213	211
Net interest income	1,622	1,542	1,500	1,369	1,331	1,265	1,206	1,298	1,408
Total revenues net of interest expense	5,113	5,077	4,861	4,714	4,468	4,480	4,352	4,671	4,667
Provisions for losses	530	641	568	428	359	454	359	315	262
Total revenues net of interest expense after provisions for losses	4,583	4,436	4,293	4,286	4,109	4,026	3,993	4,356	4,405
Expenses
Marketing, business development, rewards, Card Member services	2,446	2,479	2,351	2,322	2,081	2,353	2,104	2,163	2,094
Salaries and employee benefits and other operating expenses	1,089	1,100	1,026	1,066	1,054	1,191	1,091	287	989
Total expenses	3,535	3,579	3,377	3,388	3,135	3,544	3,195	2,450	3,083
Pretax segment income	1,048	857	916	898	974	482	798	1,906	1,322
Income tax provision	222	233	236	283	301	100	261	654	454
Segment income	$826	$624	$680	$615	$673	$382	$537	$1,252	$868
Effective tax rate	21.2%	27.2%	25.8%	31.5%	30.9%	20.7%	32.7%	34.3%	34.3%

(Billions, except percentages and where indicated)
Proprietary card billed business (A)
US	$86.0	$91.0	$83.7	$84.8	$77.5	$84.2	$78.6	$93.4	$89.0
Outside the United States	$33.3	$33.8	$30.5	$28.8	$26.6	$28.1	$26.5	$26.6	$24.7
Total	$119.3	$124.8	$114.2	$113.6	$104.1	$112.3	$105.1	$120.0	$113.7
Proprietary cards-in-force (millions) (B)
US	36.1	34.9	34.4	33.8	33.2	32.7	32.3	31.8	40.9
Outside the United States	16.2	15.8	15.7	15.5	15.3	15.1	14.9	15.0	14.8
Total	52.3	50.7	50.1	49.3	48.5	47.8	47.2	46.8	55.7
Proprietary basic cards-in-force (millions) (B)
US	25.8	25.0	24.6	24.2	23.7	23.3	22.9	22.6	28.8
Outside the United States	11.2	10.9	10.8	10.7	10.6	10.4	10.3	10.2	10.1
Total	37.0	35.9	35.4	34.9	34.3	33.7	33.2	32.8	38.9

Average proprietary basic Card Member spending (dollars)
US	$3,371	$3,672	$3,433	$3,538	$3,297	$3,643	$3,452	$3,417	$3,092
Outside the United States	$3,001	$3,106	$2,840	$2,726	$2,542	$2,720	$2,596	$2,609	$2,455
Total	$3,259	$3,499	$3,251	$3,289	$3,064	$3,358	$3,186	$3,197	$2,927

Segment assets (C)	$120.9	$123.6	$117.9	$112.8	$110.1	$114.1	$105.0	$106.1	$111.8

Card Member loans:
Total loans
US	$52.7	$53.7	$49.3	$48.3	$46.7	$48.8	$44.9	$44.6	$42.4
Outside the United States	$8.6	$8.6	$7.8	$7.3	$6.8	$6.9	$6.7	$6.6	$6.7
Total	$61.3	$62.3	$57.1	$55.6	$53.5	$55.7	$51.6	$51.2	$49.1

Average loans
US	$52.9	$51.1	$49.0	$47.7	$47.3	$46.5	$44.8	$43.5	$42.5
Outside the United States	$8.7	$8.1	$7.5	$7.1	$6.9	$6.8	$6.7	$6.8	$6.8
Total	$61.6	$59.2	$56.5	$54.8	$54.2	$53.3	$51.5	$50.3	$49.3

Lending Credit Metrics
US
Net write-off rate (principal only) (D)	2.0%	1.9%	1.8%	1.8%	1.7%	1.5%	1.6%	1.5%	1.5%
Net write-off rate (principal, interest and fees) (D)	2.4%	2.2%	2.1%	2.1%	2.0%	1.8%	1.9%	1.7%	1.7%
30+ days past due loans as a % of total	1.4%	1.3%	1.3%	1.1%	1.2%	1.1%	1.1%	1.1%	1.0%
Outside the United States
Net write-off rate (principal only) (D)	2.1%	2.0%	2.2%	2.0%	2.0%	2.0%	2.1%	2.1%	1.9%
Net write-off rate (principal, interest and fees) (D)	2.6%	2.4%	2.7%	2.5%	2.5%	2.5%	2.6%	2.5%	2.4%
30+ days past due loans as a % of total	1.6%	1.4%	1.6%	1.7%	1.7%	1.6%	1.7%	1.7%	1.8%
Total
Net write-off rate (principal only) (D)	2.0%	1.9%	1.8%	1.8%	1.7%	1.6%	1.7%	1.5%	1.5%
Net write-off rate (principal, interest and fees) (D)	2.4%	2.3%	2.2%	2.1%	2.1%	1.9%	2.0%	1.8%	1.8%
30+ days past due loans as a % of total	1.4%	1.3%	1.3%	1.2%	1.3%	1.2%	1.2%	1.1%	1.1%

Net interest income divided by average Card Member loans (E)	10.5%	10.4%	10.6%	10.0%	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on average Card Member loans (E)	10.8%	10.5%	10.7%	10.2%	10.1%	9.7%	9.7%	9.3%	9.6%
US	10.7%	10.5%	10.6%	10.1%	10.0%	9.5%	9.4%	9.1%	9.4%
Outside the United States	11.0%	10.8%	11.6%	11.2%	11.1%	11.0%	11.2%	10.8%	10.8%

Card Member receivables:
US	$11.7	$13.1	$11.2	$11.3	$10.9	$12.3	$10.1	$10.6	$10.3
Outside the United States	$7.0	$7.8	$6.5	$6.0	$5.6	$6.0	$5.6	$5.6	$5.6
Total receivables	$18.7	$20.9	$17.7	$17.3	$16.5	$18.3	$15.7	$16.2	$15.9
Credit Metrics
US
Net write-off rate (principal only) (D)	1.3%	1.3%	1.2%	1.2%	1.5%	1.3%	1.1%	1.3%	1.8%
Net write-off rate (principal and fees) (D)	1.5%	1.4%	1.3%	1.4%	1.7%	1.5%	1.3%	1.6%	2.0%
30+ days past due loans as a % of total	1.3%	1.1%	1.2%	1.1%	1.3%	1.2%	1.4%	1.2%	1.4%
Outside the United States
Net write-off rate (principal only) (D)	2.0%	1.8%	2.2%	1.9%	2.1%	1.8%	2.0%	2.2%	2.2%
Net write-off rate (principal and fees) (D)	2.2%	1.9%	2.4%	2.0%	2.3%	1.9%	2.2%	2.3%	2.4%
30+ days past due as a % of total	1.5%	1.3%	1.4%	1.4%	1.5%	1.3%	1.5%	1.4%	1.5%
Total
Net write-off rate (principal only) (D)	1.6%	1.5%	1.5%	1.5%	1.7%	1.4%	1.5%	1.6%	1.9%
Net write-off rate (principal and fees) (D)	1.7%	1.6%	1.7%	1.6%	1.9%	1.6%	1.6%	1.8%	2.1%
30+ days past due as a % of total	1.4%	1.2%	1.3%	1.2%	1.3%	1.2%	1.4%	1.3%	1.4%

Please see Appendix V for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$2,838	$2,866	$2,734	$2,738	$2,604	$2,654	$2,573	$2,635	$2,511
Interest income	377	357	351	334	319	296	282	310	321
Interest expense	171	168	159	145	123	120	117	123	112
Net interest income	206	189	192	189	196	176	165	187	209
Total revenues net of interest expense	3,044	3,055	2,926	2,927	2,800	2,830	2,738	2,822	2,720
Provisions for losses	240	187	195	152	209	170	135	140	159
Total revenues net of interest expense after provisions for losses	2,804	2,868	2,731	2,775	2,591	2,660	2,603	2,682	2,561
Expenses (C)
Marketing, business development, rewards, Card Member services	1,374	1,362	1,312	1,347	1,290	1,383	1,165	1,213	1,105
Salaries and employee benefits and other operating expenses	722	743	685	692	691	763	692	551	701
Total expenses	2,096	2,105	1,997	2,039	1,981	2,146	1,857	1,764	1,806
Pretax segment income	708	763	734	736	610	514	746	918	755
Income tax provision	162	221	229	259	205	152	270	337	273
Segment income	$546	$542	$505	$477	$405	$362	$476	$581	$482
Effective tax rate	22.9%	29.0%	31.2%	35.2%	33.6%	29.6%	36.2%	36.7%	36.2%

(Billions, except percentages and where indicated)
Proprietary card billed business (A)	$115.7	$116.6	$109.7	$109.0	$102.8	$105.1	$100.1	$104.3	$98.5
Proprietary cards-in-force (millions) (B)	14.1	14.0	13.9	13.8	13.7	13.6	13.6	13.4	15.2
Average basic Card Member spending (dollars)	$8,233	$8,356	$7,907	$7,920	$7,533	$7,729	$7,386	$7,060	$6,509

Segment assets (C)	$52.1	$49.1	$49.3	$47.3	$46.0	$43.3	$43.3	$42.6	$43.8
Card Member loans	$11.5	$11.1	$10.7	$10.4	$10.0	$9.5	$9.1	$8.7	$8.3
Card Member receivables	$35.5	$33.1	$33.8	$32.1	$31.2	$29.0	$29.6	$29.1	$28.6

Card Member loans (F):
Total loans - Global Small Business Services (GSBS)	$11.4	$11.0	$10.7	$10.3	$10.0	$9.5	$9.0	$8.6	$8.3
30+ days past due as a % of total - GSBS	1.3%	1.2%	1.1%	1.1%	1.2%	1.1%	1.1%	1.1%	1.0%
Average loans - GSBS	$11.1	$10.9	$10.5	$10.1	$9.6	$9.3	$8.8	$8.5	$8.1
Net write-off rate (principal only) - GSBS (D)	1.6%	1.6%	1.6%	1.5%	1.6%	1.4%	1.5%	1.3%	1.4%
Net write-off rate (principal, interest and fees) - GSBS (D)	1.9%	1.9%	1.9%	1.8%	1.8%	1.7%	1.8%	1.6%	1.6%

Net interest income divided by average Card Member loans (E)	7.4%	6.9%	7.3%	7.4%	8.1%	7.6%	7.5%	7.5%	8.1%
Net interest yield on average Card Member loans (E)	10.7%	10.4%	10.7%	10.8%	11.0%	10.5%	10.5%	10.2%	10.5%

Card Member receivables:
Total receivables - Global Commercial Payments (GCP) (G)	$19.3	$17.0	$17.9	$16.9	$16.6	$14.8	$15.8	$15.3	$15.4
90+ days past billing as a % of total - GCP	0.8%	0.9%	0.9%	0.8%	0.7%	0.9%	0.8%	0.7%	0.7%
Net loss ratio (as a % of charge volume) - GCP	0.10%	0.11%	0.09%	0.10%	0.11%	0.10%	0.11%	0.09%	0.08%
Total receivables - GSBS	$16.2	$16.1	$15.9	$15.2	$14.6	$14.3	$13.8	$13.7	$13.2
30+ days past due as a % of total - GSBS	1.8%	1.6%	1.4%	1.4%	1.6%	1.6%	1.5%	1.4%	1.6%
Net write-off rate (principal only) - GSBS (D)	1.7%	1.5%	1.5%	1.6%	1.8%	1.2%	1.3%	1.6%	1.8%
Net write-off rate (principal and fees) - GSBS (D)	1.9%	1.7%	1.7%	1.8%	2.0%	1.4%	1.5%	1.9%	2.1%

Please see Appendix V for footnote references

Global Merchant & Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues	$1,532	$1,554	$1,491	$1,518	$1,462	$1,523	$1,478	$1,575	$1,517
Interest income	9	10	8	9	15	10	9	5	13
Interest expense	(59)	(55)	(48)	(47)	(38)	(31)	(32)	(36)	(34)
Net interest income	68	65	56	56	53	41	41	41	47
Total revenues net of interest expense	1,600	1,619	1,547	1,574	1,515	1,564	1,519	1,616	1,564
Provisions for losses	5	4	9	1	2	2	10	(2)	14
Total revenues net of interest expense after provisions for losses	1,595	1,615	1,538	1,573	1,513	1,562	1,509	1,618	1,550
Expenses
Marketing, business development, rewards, Card Member services	267	332	292	314	289	422	361	397	369
Salaries and employee benefits and other operating expenses	620	617	685	515	550	606	548	573	572
Total expenses	887	949	977	829	839	1,028	909	970	941
Pretax segment income	708	666	561	744	674	534	600	648	609
Income tax provision	192	207	141	268	241	175	220	240	226
Segment income	$516	$459	$420	$476	$433	$359	$380	$408	$383
Effective tax rate	27.1%	31.1%	25.1%	36.0%	35.8%	32.8%	36.7%	37.0%	37.1%

Loyalty Coalition Revenue	$111	$121	$115	$114	$102	$105	$106	$104	$94

(Billions, except percentages and where indicated)

Average discount rate (H)	2.37%	2.37%	2.40%	2.42%	2.43%	2.42%	2.45%	2.41%	2.42%
Segment assets (C)	$30.9	$30.5	$27.8	$26.7	$25.9	$25.8	$24.3	$25.2	$25.3

Please see Appendix V for footnote references

American Express Company *	(Preliminary)
Appendix I
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Non-interest revenues
Discount revenue	$5,889	$6,060	$5,700	$5,743	$5,387	$5,640	$5,408	$5,801	$5,528
Net card fees	830	785	786	771	748	725	747	715	699
Other fees and commissions	781	778	755	746	711	663	686	691	678
Other	377	345	372	379	361	421	409	421	427
Total non-interest revenues	7,877	7,968	7,613	7,639	7,207	7,449	7,250	7,628	7,332
Interest income
Interest on loans	2,326	2,205	2,131	1,950	1,862	1,762	1,692	1,820	1,940
Interest and dividends on investment securities	21	21	22	23	23	27	34	34	36
Deposits with banks and other	115	93	92	81	60	35	40	33	31
Total interest income	2,462	2,319	2,245	2,054	1,945	1,824	1,766	1,887	2,007
Interest expense
Deposits	270	241	213	176	149	148	150	150	150
Long-term debt and other	351	339	355	345	294	266	280	286	275
Total interest expense	621	580	568	521	443	414	430	436	425
Net interest income	1,841	1,739	1,677	1,533	1,502	1,410	1,336	1,451	1,582
Total revenues net of interest expense	9,718	9,707	9,290	9,172	8,709	8,859	8,586	9,079	8,914
Provisions for losses
Charge card	242	205	214	163	213	200	174	153	169
Card Member loans	499	596	531	404	337	404	319	285	227
Other	34	33	25	16	23	22	11	24	39
Total provisions for losses	775	834	770	583	573	626	504	462	435
Total revenues net of interest expense after provisions for losses	8,943	8,873	8,520	8,589	8,136	8,233	8,082	8,617	8,479

Expenses
Marketing and business development	1,345	1,535	1,446	1,456	1,285	1,859	1,548	1,481	1,361
Card Member rewards	2,347	2,262	2,168	2,196	2,061	2,034	1,816	2,032	1,937
Card Member services	409	383	351	341	317	279	274	272	275
Salaries and employee benefits	1,326	1,436	1,265	1,293	1,264	1,207	1,263	1,451	1,338
Professional services	457	534	494	511	501	703	614	607	584
Occupancy and equipment	520	493	567	484	474	506	429	437	465
Other, net	457	432	398	351	395	512	402	(630)	313
Total expenses	6,861	7,075	6,689	6,632	6,297	7,100	6,346	5,650	6,273
Pretax income	2,082	1,798	1,831	1,957	1,839	1,133	1,736	2,967	2,206
Income tax provision	448	3,004	472	613	588	324	594	982	767
Net income (loss)	$1,634	$(1,206)	$1,359	$1,344	$1,251	$809	$1,142	$1,985	$1,439
Net income (loss) attributable to common shareholders (I)	$1,600	$(1,228)	$1,327	$1,314	$1,220	$784	$1,112	$1,949	$1,407
Effective tax rate	21.5%	167.1%	25.8%	31.3%	32.0%	28.6%	34.2%	33.1%	34.8%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$1.86	$(1.42)	$1.51	$1.48	$1.36	$0.86	$1.21	$2.08	$1.46
Average common shares outstanding	859	865	878	890	899	910	920	938	961
Diluted
Net income (loss) attributable to common shareholders	$1.86	$(1.42)	$1.51	$1.47	$1.35	$0.86	$1.21	$2.07	$1.46
Average common shares outstanding	861	865	881	893	903	913	923	941	963
Cash dividends declared per common share	$0.35	$0.35	$0.35	$0.32	$0.32	$0.32	$0.32	$0.29	$0.29

* The Company's Consolidated Statements of Income have not been affected by the previously mentioned segment and allocation changes.

Please see Appendix V for footnote references

American Express Company	(Preliminary)
Appendix II
Selected Statistical Information
(Billions, except percentages and where indicated)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Card billed business (A)
United States	$182.5	$188.9	$176.4	$177.6	$165.4	$174.4	$164.6	$185.1	$176.3
Outside the United States	101.3	102.5	95.5	92.0	86.9	88.8	86.6	84.2	77.5
Total	$283.8	$291.4	$271.9	$269.6	$252.3	$263.2	$251.2	$269.3	$253.8
Proprietary	$236.9	$242.6	$225.3	$223.8	$208.9	$218.6	$206.4	$225.5	$213.3
Global Network Services (GNS)	46.9	48.8	46.6	45.8	43.4	44.6	44.8	43.8	40.5
Total	$283.8	$291.4	$271.9	$269.6	$252.3	$263.2	$251.2	$269.3	$253.8
Cards-in-force (millions) (B)
United States	51.3	50.0	49.5	48.9	48.2	47.5	47.1	47.0	57.9
Outside the United States	62.9	62.8	63.4	63.3	63.0	62.4	61.7	61.2	60.7
Total	114.2	112.8	112.9	112.2	111.2	109.9	108.8	108.2	118.6
Proprietary	66.4	64.6	63.9	63.0	62.2	61.3	60.7	60.2	70.9
GNS	47.8	48.2	49.0	49.2	49.0	48.6	48.1	48.0	47.7
Total	114.2	112.8	112.9	112.2	111.2	109.9	108.8	108.2	118.6
Basic cards-in-force (millions) (B)
United States	40.4	39.4	39.0	38.6	38.1	37.4	37.0	37.0	45.1
Outside the United States	52.4	52.2	52.7	52.6	52.2	51.7	51.1	50.5	50.0
Total	92.8	91.6	91.7	91.2	90.3	89.1	88.1	87.5	95.1
Average proprietary basic Card Member spending (dollars)
United States	$5,015	$5,300	$5,018	$5,128	$4,859	$5,181	$4,937	$4,672	$4,249
Outside the United States	$3,869	$3,918	$3,598	$3,468	$3,283	$3,401	$3,264	$3,319	$3,082
Total	$4,677	$4,890	$4,596	$4,633	$4,387	$4,647	$4,433	$4,313	$3,952
Card Member loans
United States	$63.9	$64.5	$59.9	$58.5	$56.6	$58.3	$53.9	$53.2	$50.7
Outside the United States	8.9	8.9	8.0	7.5	7.0	7.0	6.7	6.7	6.7
Total	$72.8	$73.4	$67.9	$66.0	$63.6	$65.3	$60.6	$59.9	$57.4

Average discount rate (H)	2.37%	2.37%	2.40%	2.42%	2.43%	2.42%	2.45%	2.41%	2.42%
Average fee per card (dollars) (J)	$51	$49	$49	$49	$48	$47	$49	$42	$40

Worldwide Card Member loans:
Total loans	$72.8	$73.4	$67.9	$66.0	$63.6	$65.3	$60.6	$59.9	$57.4
Loss reserves (millions):
Beginning balance	$1,706	$1,502	$1,320	$1,248	$1,223	$1,114	$1,091	$1,012	$1,028
Provisions - principal, interest and fees	499	596	531	404	337	404	319	285	227
Net write-offs - principal less recoveries	(358)	(325)	(299)	(285)	(272)	(243)	(250)	(223)	(214)
Net write-offs - interest and fees less recoveries	(71)	(64)	(57)	(55)	(51)	(47)	(48)	(40)	(40)
Other (K)	10	(3)	7	8	11	(5)	2	57	11
Ending balance	$1,786	$1,706	$1,502	$1,320	$1,248	$1,223	$1,114	$1,091	$1,012
Ending reserves - principal	$1,691	$1,622	$1,427	$1,247	$1,179	$1,160	$1,050	$1,037	$959
Ending reserves - interest and fees	$95	$84	$75	$73	$69	$63	$64	$54	$53
% of loans	2.5%	2.3%	2.2%	2.0%	2.0%	1.9%	1.8%	1.8%	1.8%
% of past due	174%	177%	174%	167%	158%	161%	160%	160%	161%
Average loans	$72.7	$70.1	$67.1	$65.1	$63.9	$62.6	$60.3	$58.8	$57.4
Net write-off rate (principal only) (D)	2.0%	1.8%	1.8%	1.8%	1.7%	1.6%	1.7%	1.5%	1.5%
Net write-off rate (principal, interest and fees) (D)	2.4%	2.2%	2.1%	2.1%	2.0%	1.9%	2.0%	1.8%	1.8%
30+ days past due loans as a % of total	1.4%	1.3%	1.3%	1.2%	1.2%	1.2%	1.1%	1.1%	1.1%

Net interest income divided by average Card Member loans (E)	10.1%	9.9%	10.0%	9.4%	9.4%	9.0%	8.9%	8.6%	8.9%
Net interest yield on average Card Member loans (E)	10.8%	10.5%	10.7%	10.3%	10.3%	9.8%	9.8%	9.4%	9.7%

Worldwide Card Member receivables:
Total receivables	$54.2	$54.0	$51.5	$49.4	$47.6	$47.3	$45.3	$45.2	$44.5
Loss reserves (millions):
Beginning balance	$521	$512	$475	$491	$467	$437	$423	$446	$462
Provisions - principal	242	205	214	163	213	200	174	153	169
Net write-offs - principal less recoveries	(199)	(188)	(175)	(179)	(194)	(156)	(159)	(173)	(186)
Other (K)	1	(8)	(2)	-	5	(14)	(1)	(3)	1
Ending balance	$565	$521	$512	$475	$491	$467	$437	$423	$446
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.9%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (D)	1.6%	1.5%	1.5%	1.5%	1.7%	1.3%	1.4%	1.6%	1.9%
Net write-off rate, excluding GCP (principal and fees) (D)	1.8%	1.6%	1.7%	1.7%	2.0%	1.5%	1.6%	1.8%	2.1%
30+ days past due as a % of total, excluding GCP	1.5%	1.4%	1.3%	1.3%	1.5%	1.4%	1.4%	1.3%	1.5%
GCP Net loss ratio (as a % of charge volume) (G)	0.10%	0.11%	0.09%	0.10%	0.11%	0.10%	0.11%	0.09%	0.08%
GCP 90+ days past billing as a % of total (G)	0.8%	0.9%	0.9%	0.8%	0.7%	0.9%	0.8%	0.7%	0.7%

Please see Appendix V for footnote references

American Express Company	(Preliminary)
Appendix III
Billed Business Growth Trend

	YOY % change
	Reported									FX-Adjusted (L)
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Worldwide (M)
Billed Business	12%	11%	8%	-	(1%)	(4%)	(3%)	3%	3%	10%	9%	8%	1%	-	(3%)	(3%)	4%	6%
Proprietary billed business	13	11	9	(1)	(2)	(5)	(5)	2	3	11	10	9	-	(2)	(4)	(5)	3	4
GNS	8	9	4	5	7	3	10	5	5	3	6	4	5	6	4	10	11	13
Airline-related volume (9% of Q1'18 worldwide billed business)	10	7	5	1	1	(3)	(6)	(4)	(4)	6	4	3	1	2	(1)	(5)	(3)	(2)

United States (M)
Billed Business	10	8	7	(4)	(6)	(8)	(9)	2	4	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Proprietary consumer card billed business (N)	11	8	7	(9)	(13)	(14)	(15)	-	4	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Proprietary small business and corporate services billed business (O)	10	9	9	4	2	1	(1)	4	5	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
T&E-related volume (27% of Q1'18 U.S. billed business)	8	6	3	(3)	(5)	(6)	(7)	(1)	1	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Non-T&E-related volume (73% of Q1'18 U.S. billed business)	11	9	8	(4)	(7)	(9)	(9)	3	5	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Airline-related volume (8% of Q1'18 U.S. billed business)	7	5	2	(1)	(4)	(6)	(11)	(8)	(5)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Outside the United States (M)
Billed Business	17	15	10	9	12	7	10	5	2	9	10	9	11	13	11	11	10	9
Japan, Asia Pacific & Australia ("JAPA") billed business	16	15	8	12	16	14	22	12	8	10	11	9	13	14	13	16	13	13
Latin America & Canada ("LACC") billed business	12	11	10	8	10	1	-	(9)	(14)	11	8	8	9	9	7	7	6	5
Europe, Middle East & Africa ("EMEA") billed business	20	19	13	7	7	1	2	3	3	7	10	10	10	12	9	7	6	8
Proprietary consumer card billed business (N)	25	20	15	9	8	4	6	4	1	16	14	13	12	11	10	8	8	8
Proprietary small business and corporate services billed business (O)	23	19	14	8	13	7	6	3	(3)	14	13	11	10	14	11	6	6	4

Please see Appendix V for footnote references

American Express Company	(Preliminary)
Appendix IV
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q4'16	Q3'16	Q2'16	Q1'16
Consolidated
Net interest income	$1,841	$1,739	$1,677	$1,533	$1,502	$1,410	$1,336	$1,451	$1,582
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)	302	297	309	295	247	231	255	238	230
Interest income not attributable to the Company's Card Member loan portfolio (Q)	(213)	(177)	(174)	(156)	(131)	(94)	(105)	(103)	(104)
Adjusted net interest income (R)	$1,930	$1,859	$1,812	$1,672	$1,618	$1,547	$1,486	$1,586	$1,708
Average Card Member loans (billions)	$72.7	$70.1	$67.1	$65.1	$63.9	$62.6	$60.3	$67.6	$70.8
Net interest income divided by average Card Member loans (S)	10.1%	9.9%	10.0%	9.4%	9.4%	9.0%	8.9%	8.6%	8.9%
Net interest yield on average Card Member loans (T)	10.8%	10.5%	10.7%	10.3%	10.3%	9.8%	9.8%	9.4%	9.7%

Global Consumer Services Group
Net interest income	$1,622	$1,542	$1,499	$1,369	$1,331	$1,265	$1,206	$1,298	$1,408
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)	$54	$62	$60	$53	$43	$42	$48	$40	40
Interest income not attributable to the Company's Card Member loan portfolio (Q)	(41)	(32)	(32)	(25)	(20)	(5)	(2)	(7)	(8)
Adjusted net interest income (R)	$1,635	$1,572	$1,527	$1,397	$1,354	$1,302	$1,252	$1,331	$1,440
Average Card Member loans (billions)	$61.6	$59.2	$56.5	$54.8	$54.2	$53.3	$51.5	$57.5	$60.6
Net interest income divided by average Card Member loans (S)	10.5%	10.4%	10.6%	10.0%	9.8%	9.5%	9.4%	9.0%	9.3%
Net interest yield on average Card Member loans (T)	10.8%	10.5%	10.7%	10.2%	10.1%	9.7%	9.7%	9.3%	9.6%

Global Commercial Services
Net interest income	$206	$189	$192	$189	$196	$176	$165	$187	$209
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)	126	128	122	114	96	97	97	97	89
Interest income not attributable to the Company's Card Member loan portfolio (Q)	(37)	(30)	(29)	(28)	(28)	(28)	(28)	(29)	(30)
Adjusted net interest income (R)	$295	$287	$285	$275	$264	$245	$234	$255	$268
Average Card Member loans (billions)	$11.2	$10.9	$10.5	$10.2	$9.7	$9.3	$8.8	$10.0	$10.3
Net interest income divided by average Card Member loans (S)	7.4%	6.9%	7.3%	7.4%	8.1%	7.6%	7.5%	7.5%	8.1%
Net interest yield on average Card Member loans (T)	10.7%	10.4%	10.7%	10.8%	11.0%	10.5%	10.5%	10.2%	10.5%

Please see Appendix V for footnote references

Appendix V	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Card billed business includes activities (including cash advances) related to cards and other payment products issued by American Express ("proprietary card billed business") and cards issued under network partnership agreements with banks and other institutions, including joint ventures ("GNS card billed business").  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(B)
Cards-in-force represents the number of cards that are issued and outstanding, except for retail cobrand cards that have no out-of-store spend activity during the prior 12-month period.
 - Basic cards-in-force represents proprietary and GNS consumer cards issued to primary account owners (i.e., not including additional supplemental cards issued on accounts), and all small business and corporate cards.

(C)	Includes changes in certain corporate allocations that are not directly attributable to our new segment structure.
(D)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(E)
See Appendix IV for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans.

(F)
Effective Q3'17, GSBS loans and associated metrics reflect worldwide small business services loans.  Prior to Q3'17, due to certain system limitations, small business services loans outside the U.S. and associated credit metrics are reflected within GCSG, and were not significant to either GCSG or GCS.

(G)	GCP reflects global, large and middle market corporate accounts.
(H)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.  Effective January 1, 2018, the Company began including billings volumes related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business-to-business product offerings.  Prior periods have been conformed to the current period presentation.

(I)
Represents net income (loss), less (i) earnings allocated to participating share awards of $13 million, $2 million, $11 million, $11 million, $10 million, $6 million, $9 million, $17 million and $11 million in Q1'18, Q4'17, Q3'17, Q2'17, Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively; and (ii) dividends on preferred shares of $21 million, $20 million, $21 million, $19 million, $21 million, $19 million, $21 million, $19 million and $21 million in Q1'18, Q4'17, Q3'17, Q2'17, Q1'17, Q4'16, Q3'16, Q2'16 and Q1'16, respectively.

(J)	Average fee per card is computed based on proprietary basic net card fees divided by average worldwide proprietary basic cards-in-force.
(K)	Other includes foreign currency translation adjustments.
(L)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q1'18 apply to the period(s) against which such results are being compared).

(M)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(N)	Included in GCSG.
(O)	Included in GCS.
(P)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(Q)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and our Travelers Cheque and other stored-value investment portfolios.
(R)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(S)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(T)
Net interest yield on average Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation.  The Company believes net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.